First Quarter 2019 Overview May 7, 2019 1

Safe Harbor Statement Some of the statements and information contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding Trecora Resources' financial position, business strategy and plans and objectives of Trecora's management for future operations and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are often characterized by the use of words such as "outlook," "may," "will," "should," "could," "expects," "plans," "anticipates," "contemplates," "proposes," "believes," "estimates," "predicts," "projects," "potential," "continue," "intend," or the negative of such terms and other comparable terminology, or by discussions of strategy, plans or intentions, including, but not limited to: expectations regarding Trecora's future strategic focuses; and expectations regarding the monetization of Trecora's investment in AMAK. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such statements. Such risks, uncertainties and factors include, but are not limited to: general economic conditions domestically and internationally; insufficient cash flows from operating activities; difficulties in obtaining financing on favorable conditions, or at all; outstanding debt and other financial and legal obligations; lawsuits; competition; industry cycles; feedstock, product and mineral prices; feedstock availability; technological developments; regulatory changes; environmental matters; foreign government instability; foreign legal and political concepts; foreign currency fluctuations; and other risks detailed in Trecora's latest Annual Report on Form 10-K, including but not limited to "Part I, Item 1A. Risk Factors" and "Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" therein, and in its other filings with the Securities and Exchange Commission (the "SEC"). There may be other factors of which Trecora is currently unaware or deems immaterial that may cause its actual results to differ materially from the forward-looking statements. In addition, to the extent any inconsistency or conflict exists between the information included in this presentation and the information included in Trecora's prior presentations, press releases, reports and other filings with the SEC, the information contained in this presentation updates and supersedes such information. Forward-looking statements are based on current plans, estimates, assumptions and projections, and, therefore, you should not place undue reliance on them. Forward-looking statements speak only as of the date they are made, and Trecora undertakes no obligation to update them in light of new information or future events. 2

Disclaimer: Non-GAAP Measures Use of Non-GAAP Measures This presentation includes the use of both U.S. generally accepted accounting principles ("GAAP") and non- GAAP financial measures. Trecora believes certain financial measures, such as EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss) and Adjusted Diluted Earnings Per Share, which are non- GAAP measures, provide users of Trecora's financial statements with supplemental information that may be useful in evaluating its operating performance. Trecora believes that such non-GAAP measures, when read in conjunction with its operating results presented under GAAP, can be used to better assess Trecora's performance from period to period and relative to performance of other companies in its industry, without regard to financing methods, historical cost basis or capital structure. These measures are not measures of financial performance or liquidity under GAAP and should be considered in addition to, not as a substitute for, analysis of Trecora's results under GAAP. Tables included in this presentation reconcile each of these Non-GAAP measures to their most directly comparable GAAP measure. Reconciliation of adjusted EBITDA information related to potential 2019 impacts of our turnaround priorities provided in this presentation to the nearest GAAP measure cannot be provided without unreasonable efforts due to not yet being able to estimate the material elements of net income or loss and income taxes for full year 2019. The lack of such reconciling information should be considered when assessing the impact of such information. EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin: Trecora defines EBITDA as net income (loss) plus interest expense (benefit) including derivative gains and losses, income taxes, depreciation and amortization. Trecora defines Adjusted EBITDA as EBITDA plus share-based compensation, plus restructuring and severance expenses, plus losses on extinguished debt, plus or minus equity in AMAK's earnings and losses or gains from equity issuances, and plus or minus restructuring gains or losses on acquisitions. Trecora defines Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of consolidated revenue. Adjusted Diluted Earnings Per Share: Trecora defines Adjusted Diluted Earnings Per Share (or Adjusted EPS) as Diluted Earnings Per Share (or Diluted EPS) excluding the impact of a number of non-recurring items that Trecora does not consider indicative of its on-going performance. 3

Trecora Overview

- Q1'19 Financials
  - Adjusted EBITDA of $8.4 million ($6.4 million improvement over Q4'18) driven by improved operational reliability and cost control
  - Q1 Operating Cash Flow driven by Working Capital
- Operational Highlights
  - Zero significant safety incidents in Q1'19
  - Prime products sales volume of 17.6 million gallons in Q1'19
  - $0.35 per gallon byproduct margin expansion from Advanced Reformer operation
    - $0.16 per gallon in Q1'19 compared to $(0.19) per gallon in Q4'18
  - Successful maintenance turnaround at Pasadena and Silsbee
- AMAK Highlights
  - Recent Life of Mine study extended mine life to 9 years on measured and indicated basis
  - Q1'19 EBITDA of $7.1 million compared to Q4'19 EBITDA of $6.0 million
- Leadership Developments
  - Karen Twitchell named Board Chair in Q1'19 (Director since 2015)
  - Adam Peakes and Janet Roemer Appointed to Board in Q2'19
  - Joe Tanner named SVP, Commercial in Q1'19

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Trecora Turnaround Priority 1: Safe and Reliable Assets  Focused on safe and reliable operations, while providing quality products to our customers  Plan demonstrating early results o Injury-free company-wide since October o Advanced Reformer returned to service in the first week of January 2019 and has run reliably and performing according to design criteria o Hydrogenation unit at baseload production with the opportunity to increase utilization with time  Reliability plan potential to add $3.0 to $4.0 million of EBITDA On-track through Q1’19 5

Trecora Turnaround Priority 2: Capture Productivity Opportunities  Focused on enhancing our productivity by challenging both internal and external cost elements  Plan demonstrating early results o Aligning resources at Silsbee facility to match scope of operations expected to generate $2.5 million in annual savings beginning in 2019 o Further opportunities being identified  Productivity plan potential to add $3.5 to $4.5 million of EBITDA On-track through Q1’19 6

Trecora Turnaround Priority 3: Drive Commercial Excellence  Focused on measuring and improving every element of value proposition to our customers  Plan demonstrating early results o Improving monthly ratability commitments allows reduction in rail car fleet size o Improved visibility of logistics costs allows higher reimbursement from customers where contracts allow o Pricing strategy clarity allows improved adders to formula contracts  Commercial excellence plan potential to add $1.0 to $2.0 million of EBITDA On-track: back-end loaded 7

Plan to Drive Improved Results (in millions) ($4) to $2 $1 to $2 $1 to $2 $3 to $4 $2.5 $20.3 ($1) Initiatives in order of certainty (left more certain … right less certain) 8

Financial Summary – Q1’19 Q1’19 Q4’18 Q3’18 Q2’18 Q1’18 2018 2017 Diluted EPS $ 0.07 $ (0.22) $ (0.06) $ 0.09 $ 0.09 $ (0.10) $ 0.72 Adjusted EPS (1) $ 0.07 $ (0.13) $ (0.03) $ 0.08 $ 0.08 $ 0.00 $ 0.44 Net Income (Loss) $ 1.8 $ (5.3) $ (1.6) $ 2.2 $ 2.4 $ (2.3) $ 18.0 Adjusted EBITDA (1) $ 8.4 $ 2.0 $ 4.9 $ 6.2 $ 7.2 $ 20.3 $ 31.7 Adj EBITDA Margin (1) 13.0% 2.6% 6.7% 9.1% 10.0% 7.1% 12.9% Cap Ex $ 1.9 $ 6.2 $ 3.7 $ 4.4 $ 11.0 $ 25.3 $ 51.6 Debt (2) $ 104.2 $ 103.3 $ 106.4 $ 105.4 $ 107.5 $ 103.3 $ 99.6 (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its more directly comparable GAAP measure. (2) Includes debt issuance costs  Adjusted EBITDA Margin of 13.0% in Q1’19  Debt at March 31, 2019 of $104.2 million  Revolver balance of $20.0 million (with availability of additional $25.0 million)  Cash flow from Operations of $0.8 Million; Impacted by use of cash for working capital: o Payment for Advanced Reformer replacement catalyst, supplementary wax feed and severance costs 9

Specialty Petrochemicals Update Petrochemical Sales Volumes Q1’19 Q4’18 Q3’18 Q2’18 Q1’18 (million gallons) All Products 22.5 25.1 21.6 19.7 23.3 Prime Products 17.6 18.7 17.0 16.1 17.7 Byproducts 4.8 6.4 4.6 3.6 5.6 Deferred Sales 2.5 2.9 2.3 2.0 2.2  Prime products sales volumes decreased 5.5% sequentially due to lower oil sands market sales  Increase in all products average selling price of 10.9%  By-product margin in Q1’19 of $0.16 per gallon compared to $(0.19) per gallon in Q4’18  Restarted Advanced Reformer in January 2019; operating reliably since  On-track with annual cost savings of $2.5 mm from December reorganization 10

Petrochemical Feed - Market Price of Natural Gasoline $1.80 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 Market Price Per Gallon (Source: OPIS) 11

Specialty Wax Update Specialty Wax Q1’19 Q4’18 Q3’18 Q2’18 Q1’18 Wax Revenue ($mm) $6.0 $6.3 $6.9 $7.4 $6.4 Wax Sales Volume (lbs) 7.9 8.1 9.1 10.5 9.5 Avg. Wax Sales Price $0.76 $0.77 $0.77 $0.71 $0.67 CP Revenue ($mm) $2.3 $2.4 $2.8 $2.9 $3.2  Wax o Q1’19 sales volume down 17.4% year-over-year due to planned maintenance at Pasadena and unplanned feed outages o Pricing up by 14% due to marketing strategy to enhance pricing and improve sales mix o Customer demand continues to be strong for higher value specialty waxes including our products for the Hot Melt Adhesives ("HMA") and PVC Lubricant markets.  Custom Processing (CP) o Q1’19 processing revenues declined nearly $1.0 million or 29.0% from Q1’18. The decrease was primarily due to minimal revenues from hydrogenation/distillation unit as we work to improve the unit's reliability 12

Specialty Wax Volume and Revenue
(in thousands)



$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Revenue
12,000
10,000
8,000
6,000
4,000
2,000
-
Volume
Q115 Q215 Q315 Q415 Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119
Wax Revenues($)
Wax Volume (Lbs)

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Custom Processing Revenue (in thousands) $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $- 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Specialty Petrochemicals Waxes 14

AMAK Update AMAK Q1’19 Q4’18 Q3’18 Q2’18 Q1’18 FY ‘18 FY ‘17 (in millions) Sales Revenue $20.6 $16.8 $19.9 $19.5 $14.1 $70.2 $36.4 EBITDA ($mm) $7.1 $6.0 $5.7 $8.3 $7.8 $27.8 $8.2  Q1’19 EBITDA of $7.1 million vs Q4’18 EBITDA of $6.0 million  Approximately 14,000 dry metric tons of copper and zinc concentrate were shipped in Q1’19 as compared to 10,000 dmt in Q1’18  Recent Life of Mine study extended mine life to 9 years on measured and indicated basis  AMAK Board approved Guyan Gold Project 15

AMAK Metal Production Ramp Up UG Production and Plant Throughput (dmt) UG (Actual) Mill Feed (Actual) 190,000 170,000 150,000 130,000 110,000 90,000 70,000 50,000 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 (Source: AMAK) 16

AMAK Recovery Ramp Up Process Plant Performance Cu and Zn Metal Recoveries (%) 90 80 70 60 50 40 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 Zn Rec (Actual) Cu Rec (Actual) (Source: AMAK) 17

Summary & Outlook  Full Year 2019 EBITDA improvement plan on track  Focus on near-term priorities o Operating safely and reliably (on track through Q1) o Capturing productivity opportunities (on track through Q1) o Driving commercial excellence (on track and back-end loaded)  Prime products sales volume of 17.6 million gallons in Q1’19  Advance Reformer running according to design throughout Q1  December SHR reorganization providing estimated $2.5 million in annual cost savings  Specialty wax sales ramping after planned outage at Pasadena facility; wax sales expected to increase in Q2  AMAK: LOM Study Recent AMAK study extended mine life to 9 years on measured and indicated basis (or fifteen years including inferred reserves)  AMAK: Leading investment bank retained to monetize our ownership 18

Q&A Thank You Please visit our website: www.trecora.com 19

Appendix Reconciliation Of Selected GAAP Measures To Non-GAAP Measures 20